DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this semi-annual report for the six months ended June 30, 1997 for the Dreyfus Variable Investment Fund-Small Company Stock Portfolio. During this time, your Portfolio provided a total return of 9.29%, based upon net asset value per share,* compared to a total return of 11.25% for the Portfolio's benchmark, the Russell 2500 Index.** ECONOMIC REVIEW
    Since ending its 1995 mid-cycle slowdown, the economy has sustained an above-trend growth trajectory, slowing only briefly in the third quarter of 1996 and again in recent months. Meanwhile, the level of economic activity is now at the point where economic resources are near full deployment. Yet price inflation remains quiescent, boosting the purchasing power of incomes and contributing to the best sense of economic well-being in decades. In this environment, economic policy has been benign, allowing market interest rates to sway within an eighteen-month trading range and corporate profits to rise steadily. However, even while the jury is out on the inflation risks ahead, the Federal Reserve Board (the "Fed") has again indicated a one-way bias towards tighter future policy.
    Real Gross Domestic Product growth grew an above-trend 3.1% from year-end 1995 to year-end 1996, then accelerating to more than 4.0% in the first half of this year. However, this year's pattern shows growth concentrated into the first quarter, when GDP surged 5.9%, while a slowdown to near 2.5% is apparent in the second quarter. The slower near-term growth is attributable to a lackluster retail sector, even though exports and capital spending are gaining. A key issue is whether the absence of pent-up demand could lead to a sluggish consumer profile and, hence, a slow GDP growth from here on. Indeed, factors that could underpin a resumption of stronger spending are rising: real consumer purchasing power, soaring household wealth and all-time highs in consumer confidence. Additionally, inventories remain lean, muting the prospect of yet slower economic growth.
    Alongside evidence of a slower retail sector in the second quarter are reports showing that unemployment fell below 5% and industrial capacity utilization tightened towards its 1994 highs. With these developments, the economy now is operating at a high level with little slack. Yet wage inflation abated in the second quarter while price inflation continued to decelerate. The absence of any troublesome sign of inflation has kept market interest rates in a long-standing trading range. Even corporate profits continue to surprise on the upside.
    Views on the need to tighten monetary policy are divergent. There are those who believe that inflation pressure points are just different than in the past and others who believe the inflation cycle has been eliminated by global factors and technology. However, by leaning towards tighter future policy, the Fed is at least willing to err on the cautious side in the next several months.
MARKET OVERVIEW
    It doesn't get much better than the performance of common stocks for the first half of 1997. When the closing bell rang on June 30, the Standard & Poor's 500 showed a six-month gain of over 20%, the Dow Jones Industrial Average was up almost 19%, the Nasdaq Composite Index had gained 11.70% and even small capitalization stocks represented by the Russell 2000 Index were up by 9.31%.

    All these major indexes set new records repeatedly during the half-year. However, it wasn't clear sailing, and not all sectors profited equally. As recently as April, just after the Fed voted its latest increase in interest rates, broad stock averages were only modestly ahead for the year. Technology and small cap stocks were lagging the larger, better-known issues.
    A turnaround began in mid-April that carried all markets to new highs. The main propellant was the expanding yet noninflationary economy. At the same time, corporate profits, generally speaking, showed continued strength. Clearly, all the hard work of corporate reorganization and down-sizing in recent years was paying off. Before each scheduled meeting of the Fed, there was apprehension that interest rates might be boosted again. Yet the underlying tone of the market was one of confidence and strength. No doubt the steady influx of retirement money and other assets into mutual funds was an important factor in the market's buoyancy.
    The best performing industries in the past six months included financial stocks, pharmaceuticals, semiconductor and computer shares and communications. Laggards included casino gambling, heavy construction, precious metals and electric utilities.
    As the market averages advanced, an increasing number of warnings were being issued to the investing public to remember that what goes up might come down _ that many stocks appeared richly priced in relation to earnings prospects. In day-to-day stock trading, however, there was little evidence by the end of June that the cautionary advice was affecting stock prices. PORTFOLIO FOCUS
    The past six months have been volatile and trying for smaller cap stocks, especially relative to large cap stocks. In the first three months of this semi-annual period, small cap stocks, as measured by the Russell 2500, fell 3.35% on concerns that the Federal Reserve would embark on a tighter monetary course in order to slow economic activity and keep inflation in check. When those fears failed to materialize, small cap stocks put on a spirited recovery with the Russell 2500 jumping 15.11% in the final three months of the current reporting period.
    In the meantime, large cap issues continued to perform even better. For the six-month period ended June 30, the S&P 500 Composite Stock Price Index climbed 20.60%*** which was considerably better than the 11.25% gain achieved by the Russell 2500 benchmark. The performance gap over the past year has been even greater, as the S&P advanced 34.68% for the 12 months ended June 30 compared with "only" a 20.10% rise for the Russell 2500 Index.
    The performance differential between large cap and small cap stocks is nearly unprecedented. As a result, small cap stocks are currently near the low end of their relative valuation range compared to large cap issues. We would not venture to say when small caps will start to do better relatively, although a proposed cut in the capital gains tax, if enacted, could be the catalyst for better performance. We do know, however, that low relative valuations have historically preceded small stock rallies.
    After achieving superior relative performance in the previous reporting period and in the first eight months of its existence, the Portfolio underperformed the Russell 2500 benchmark in the latest semi-annual period. Regrettably, several investments that enhanced performance in 1996 have contributed to lagging relative performance so far in 1997. In the apparel, consumer durable and miscellaneous finance industries stocks like Fila Holding, Harman International and AMRESCO were down in price.
    We are pleased to note that your Portfolio had some notable successes in such industries as food retail, media, insurance and electronic with winners like General Nutrition, Evergreen Media Cl. A, CMAC Investment and Tellabs. In addition, RCSB Financial, US Life, OrNda Healthcorp and PHH Corp. were all acquired, or are in the process of being acquired, by other companies at significant stock price premiums.
    We remain confident that our disciplined investment process of seeking stocks with above-average value and accelerating earnings growth should continue to produce superior investment performance over time.
                              Sincerely,
                          [Anthony J. Galise signature logo]
                              Anthony J. Galise

                          [ James C. Wadsworth signature logo]
                              James C. Wadsworth
                              Portfolio Managers
July 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**     SOURCE: Frank Russell Company. Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Russell 2500 Index is a widely accepted measure of small cap stock performance.
***    SOURCE: LIPPER ANALYTICAL SERVICES, INC. _ Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.



DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS                                                                        JUNE 30, 1997 (UNAUDITED)
Common Stocks_97.1%                                                                              Shares             Value
                                                                                               __________        __________
     Basic Industries_6.1%           ACX Technologies.......................                         3,250 (a)    $  73,125
                                     American Buildings.....................                         1,200 (a)       32,400
                                     AptarGroup.............................                         1,300           58,825
                                     Cabot..................................                         3,400           96,475
                                     Caraustar Industries...................                         1,850           64,056
                                     Clayton Homes..........................                         4,737           67,502
                                     Cytec Industries.......................                         2,650 (a)       99,044
                                     Jacobs Engineering Group...............                         1,400 (a)       37,625
                                     Medusa.................................                         1,550           59,481
                                     Paragon Trade Brands...................                         1,550 (a)       26,447
                                     Quanex.................................                         2,400           73,650
                                     Sealed Air.............................                         1,100 (a)       52,250
                                     Triangle Pacific.......................                         1,550 (a)       49,600
                                                                                                                ___________
                                                                                                                    790,480
                                                                                                                ___________
     Capital Spending_24.4%          AGCO...................................                         3,700          132,969
                                     AMETEK.................................                         2,400           56,400
                                     Adaptec................................                         2,570 (a)       89,308
                                     Altron.................................                         2,650 (a)       39,750
                                     Analysts International.................                         1,300           43,550
                                     Atmel..................................                         3,200 (a)       89,600
                                     CIDCO..................................                         3,400 (a)       46,750
                                     Cognex.................................                         1,950 (a)       51,675
                                     DT Industries..........................                         1,200           42,900
                                     Dallas Semiconductor...................                         2,050           80,462
                                     ECI Telecom............................                         2,400           71,400
                                     ENCAD..................................                         1,700 (a)       70,550
                                     Electroglas............................                         3,250 (a)       81,859
                                     Electronics For Imaging................                         3,200 (a)      151,200
                                     Elsag Bailey Process Auto, N.V.........                         3,150 (a)       57,881
                                     Glenayre Technologies..................                         3,300 (a)       54,038
                                     Hadco..................................                         1,950 (a)      127,725
                                     HealthCare COMPARE.....................                         2,000 (a)      104,750
                                     Hummingbird Communications.............                         1,550 (a)       39,815
                                     Ionics.................................                           900 (a)       40,950
                                     Kennametal.............................                         1,950           83,850
                                     Komag..................................                         3,800 (a)       62,225
                                     Mutual Risk Management.................                         2,633           120,789
                                     Philip Environmental...................                         9,400 (a)      149,225
                                     Pittston Brinks Group..................                         3,150           94,500
                                     Plantronics............................                         1,300 (a)       65,163
                                     Regis..................................                         2,375           56,109
                                     Reynolds & Reynolds, Cl. A.............                         2,800           44,100
                                     Rohr...................................                         2,300 (a)       50,456
                                     Silicon Valley Group...................                         4,600 (a)      121,325
                                     Sirrom Capital.........................                         1,900           65,550
                                     Sotheby's Holdings, Cl. A..............                         3,800           64,125
                                     Sterling Commerce......................                         2,672 (a)       87,842
                                     Sterling Software......................                         2,650 (a)       82,812
                                     SunGuard Data Systems..................                         2,400 (a)      111,600

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                              JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                         Shares           Value
                                                                                               ___________      ___________
     Capital Spending (continued)    Tech Data..............................                         3,050 (a)    $  95,884
                                     Tellabs................................                         2,500 (a)      139,687
                                     Thiokol................................                           700           49,000
                                     Wyle Electronics.......................                         2,150           84,925
                                     Zebra Technologies, Cl. A..............                         2,500 (a)       69,688
                                                                                                                ___________
                                                                                                                  3,172,387
                                                                                                                ___________
     Consumer Cyclical_15.3%         Apple South............................                         2,200           33,550
                                     Borg-Warner Automotive.................                         1,350           72,984
                                     Breed Technologies.....................                         3,100           71,300
                                     Cannondale.............................                         2,900 (a)       51,475
                                     CompUSA................................                         5,300 (a)      113,950
                                     Devon Group............................                         1,550           55,412
                                     Ethan Allen Interiors..................                         1,000           57,000
                                     Evergreen Media, Cl. A.................                         2,600 (a)      116,025
                                     Fila Holdings ADS......................                         1,100           36,781
                                     Fingerhut Cos. ........................                         5,700           99,394
                                     General Nutrition......................                         5,400 (a)      151,200
                                     Harman International...................                         1,400           58,975
                                     Interface, Cl. A.......................                         3,050           67,481
                                     Interstate Hotels......................                         2,100 (a)       61,819
                                     Promus Hotel...........................                         2,000 (a)       77,500
                                     Regal Cinemas..........................                         3,575 (a)      117,975
                                     Richfood Holdings......................                         1,875           48,750
                                     Ryan's Family Steak House..............                         7,550 (a)       64,647
                                     Safeskin...............................                         2,300 (a)        67,706
                                     Speedway Motorsports...................                         2,500 (a)       54,375
                                     Sports Authority.......................                         2,800 (a)       54,425
                                     Tommy Hilfiger.........................                         1,450 (a)       58,272
                                     U.S. Office Products...................                         2,800 (a)       85,575
                                     Waban..................................                         2,400 (a)       77,250
                                     Wallace Computer Services..............                         2,800           84,175
                                     Warnaco Group, Cl. A...................                         2,600           82,875
                                     Zale...................................                         3,950 (a)       78,259
                                                                                                                ___________
                                                                                                                  1,999,130
                                                                                                                ___________
     Consumer Staples_3.0%           Central Garden & Pet...................                         3,200 (a)      80,000
                                     Consolidated Cigar Holdings, Cl. A.....                         2,400 (a)       66,600
                                     Morningstar Group......................                         4,950 (a)      145,406
                                     Robert Mondavi, Cl. A..................                         2,200 (a)      103,950
                                                                                                                ___________
                                                                                                                    395,956
                                                                                                                ___________
     Electronic Technology_.6%       Intuit.................................                         3,200 (a)       73,400
                                                                                                                ___________
     Energy_7.4%                     Benton Oil & Gas.......................                         5,350 (a)       80,250
                                     Cairn Energy USA.......................                         3,600 (a)       47,250
                                     Chesapeake Energy......................                         4,700           46,119
                                     Devon Energy...........................                         2,200 (a)       80,850
                                     Holly..................................                         1,350           33,497
                                     KN Energy..............................                         1,450           61,081

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                            JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                        Shares            Value
                                                                                                __________       __________
     Energy (continued)              Nabors Industries......................                         4,450 (a)    $ 111,250
                                     Noble Drilling.........................                         5,800 (a)      130,863
                                     Pacific Enterprises....................                         3,850          129,456
                                     Smith International....................                         1,650 (a)      100,238
                                     Ultramar Diamond Shamrock..............                         2,600           84,825
                                     WICOR..................................                         1,450           56,459
                                                                                                                ____________
                                                                                                                    962,138
                                                                                                                ____________
     Health Care_8.5%                AmeriSource Health, Cl. A..............                         3,000 (a)      149,625
                                     Lincare Holdings.......................                         3,000 (a)      129,000
                                     Orthodontic Centers of America.........                         5,900 (a)      107,306
                                     Physician Sales & Service..............                         5,800 (a)      110,200
                                     Prime Medical Services.................                         1,840 (a)       19,895
                                     Quorum Health Group....................                         2,300 (a)       82,225
                                     Teva Pharmaceutical Industries, A.D.R..                         1,250           80,938
                                     Universal Health Services, Cl. B.......                         3,600 (a)      138,600
                                     Vencor.................................                         3,200 (a)      135,200
                                     Vital Signs............................                         1,900           33,369
                                     Watson Pharmaceuticals.................                         2,900 (a)      122,525
                                                                                                                ____________
                                                                                                                  1,108,883
                                                                                                                ____________
     Interest Sensitive_18.4%        AMBAC..................................                         1,100           84,012
                                     AMRESCO................................                         3,650 (a)       78,475
                                     AmeriCredit............................                         2,000 (a)       42,000
                                     American General.......................                         2,324           110,971
                                     Amerin.................................                         2,500 (a)        60,625
                                     Bank United, Cl. A.....................                         1,700            64,600
                                     CMAC Investment........................                         3,400           162,350
                                     City National..........................                         3,700            89,031
                                     Conseco................................                         1,600            59,200
                                     Crestar Financial......................                         2,600           101,075
                                     Cullen Frost Bankers...................                         2,500           105,938
                                     Edwards (A.G.).........................                         2,150            91,912
                                     Equity Residential Properties Trust....                         1,640            77,900
                                     First Tennessee National...............                         2,300           110,400
                                     Franchise Finance Corp. of America.....                         2,300            59,944
                                     Health Care Property Investors.........                         1,950            68,738
                                     Kimco Realty...........................                         2,150            68,263
                                     Mid Ocean..............................                         1,650            86,522
                                     Money Store............................                         4,750           136,266
                                     ONBANCorp..............................                         1,850            94,350
                                     Old Kent Financial.....................                         1,566            84,596
                                     Pacific Century Financial..............                         2,500           115,625
                                     People's Bank..........................                         3,300            85,388
                                     RCSB Financial.........................                         2,300           110,113
                                     Reliance Group Holdings................                         6,100            72,438
                                     Southern Pacific Funding...............                         2,400 (a)        39,900
                                     United Cos. Financial..................                         2,150            60,738
                                     Washington Federal.....................                         3,078            79,066
                                                                                                                ____________
                                                                                                                   2,400,436
                                                                                                                ____________

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                             JUNE 30, 1997 (UNAUDITED)
Common Stocks (continued)                                                                         Shares             Value
                                                                                                __________        __________
     Mining and Metals_2.9%          Brush Wellman..........................                         2,200    $       46,063
                                     Cable Design Technologies..............                         1,550 (a)        45,628
                                     IMCO Recycling.........................                         1,300            24,538
                                     Pittston Minerals Group................                         2,300            26,881
                                     Potash Saskatchewan....................                         1,395           104,712
                                     Titanium Metals........................                         1,900 (a)        60,088
                                     TubosDeAceroMex, A.D.R.................                         3,800 (a)        70,063
                                                                                                                ____________
                                                                                                                     377,973
                                                                                                                ____________
     Real Estate_3.3%                Beacon Properties......................                         2,150            71,756
                                     Cali Realty............................                         2,440            82,960
                                     EVEREN Capital.........................                         1,820            56,761
                                     FelCor Suite Hotels....................                         1,700            63,325
                                     Pacific Gulf Properties................                         3,200            70,400
                                     Public Storage.........................                         2,840            83,070
                                                                                                                ____________
                                                                                                                     428,272
                                                                                                                ____________
     Transportation_1.8%             Air Express International..............                         1,200            47,700
                                     America West Holdings, Cl. B...........                         3,950 (a)        57,275
                                     Illinois Central.......................                         2,200            76,862
                                     Pittston Burlington Group..............                         1,950            54,844
                                                                                                                ____________
                                                                                                                     236,681
                                                                                                                ____________
     Utilities_5.4%                  CalEnergy..............................                         3,600 (a)       136,800
                                     Calpine................................                         1,600 (a)        30,400
                                     DQE....................................                         2,750            77,687
                                     Illinova...............................                         3,500            77,000
                                     LCI International......................                         2,550 (a)        55,781
                                     MidAmerican Energy Holdings............                         4,450            77,041
                                     NIPSCO Industries......................                         2,100            86,756
                                     Pinnacle West Capital..................                         3,050            91,691
                                     Transaction Network Services...........                         5,300 (a)        74,862
                                                                                                                ____________
                                                                                                                     708,018
                                                                                                                ____________
                                     TOTAL COMMON STOCKS
                                       (cost $11,153,725)...................                                     $12,653,754
                                                                                                                ============
                                                                                               Principal
Short-Term Investments_2.1%                                                                     Amount
                                                                                             ____________
     U.S. Treasury Bills;            5.10%, 9/18/97
                                       (cost $269,031)......................                   $   272,000     $     268,970
                                                                                                                ============
TOTAL INVESTMENTS (cost $11,422,756)........................................                         99.2%       $12,922,724
                                                                                                  ========      ============
CASH AND RECEIVABLES (NET)..................................................                           .8%        $  106,532
                                                                                                  ========      ============
NET ASSETS..................................................................                        100.0%       $13,029,256
                                                                                                  ========      ============

Notes to Statement of Investments:
(a) Non-income producing.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                             JUNE 30, 1997 (UNAUDITED)
                                                                                              Cost                Value
                                                                                         _____________        _____________
ASSETS:                          Investments in securities_See Statement of Investments     $11,422,756          $12,922,724
                                 Cash.......................................                                          60,478
                                 Receivable for investment securities sold..                                          58,539
                                 Dividends receivable.......................                                           9,809
                                 Prepaid expenses...........................                                             102
                                                                                                                  __________
                                                                                                                  13,051,652
                                                                                                                  __________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        12,375
                                 Payable for shares of Beneficial Interest redeemed                                    1,357
                                 Accrued expenses...........................                                           8,664
                                                                                                                  __________
                                                                                                                      22,396
                                                                                                                  __________
NET ASSETS..................................................................                                    $ 13,029,256
                                                                                                                ============
REPRESENTED BY:                  Paid-in capital............................                                     $11,434,401
                                 Accumulated undistributed investment income_net                                      48,267
                                 Accumulated net realized gain (loss) on investments                                  46,620
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments_Note 5                                                         1,499,968
                                                                                                                  __________
NET ASSETS..................................................................                                    $ 13,029,256
                                                                                                                ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                         882,374
NET ASSET VALUE, offering and redemption price per share....................                                         $14.77
                                                                                                                    ========

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $250 foreign taxes
                                     withheld at source)....................                  $     92,309
                                 Interest...................................                        17,059
                                                                                               ____________
                                       Total Income.........................                                      $ 109,368
EXPENSES:                        Investment advisory fee_Note 4(a)..........                        37,736
                                 Auditing fees..............................                        11,711
                                 Custodian fees_Note 4(a)...................                         6,919
                                 Prospectus and shareholders' reports.......                         2,598
                                 Registration fees..........................                         1,185
                                 Shareholder servicing costs................                           183
                                 Trustees' fees and expenses_Note 4(b)......                           143
                                 Interest expense_Note 3....................                           119
                                 Loan commitment fees_Note 3................                           99
                                 Legal fees.................................                           76
                                 Miscellaneous..............................                          332
                                                                                               ____________
                                       Total Expenses.......................                                          61,101
                                                                                                                 ____________
INVESTMENT INCOME_NET.......................................................                                          48,267
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 5:
                                 Net realized gain (loss) on investments....                                    $     48,099
                                 Net unrealized appreciation (depreciation) on investments                           941,156
                                                                                                                 ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         989,255
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,037,522
                                                                                                                 ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Six Months Ended
                                                                                     June 30, 1997           Year Ended
                                                                                      (Unaudited)         December 31, 1996*
                                                                                   _______________        __________________
OPERATIONS:
    Investment income_net.................................................            $  48,267               $ 27,985
    Net realized gain (loss) on investments...............................               48,099                 15,153
    Net unrealized appreciation (depreciation) on investments.............              941,156                558,812
                                                                                   _____________          _____________
        Net Increase (Decrease) in Net Assets Resulting from Operations...            1,037,522                601,950
                                                                                   _____________          _____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net.................................................                 __                  (29,082)
    Net realized gain on investments......................................              (11,060)                (4,475)
                                                                                   _____________          _____________
        Total Dividends...................................................              (11,060)               (33,557)
                                                                                   _____________          _____________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.........................................            5,523,175             13,969,599
    Dividends reinvested..................................................               11,060                 33,557
    Cost of shares redeemed...............................................           (1,679,730)            (6,423,260)
                                                                                   _____________          _____________
        Increase (Decrease) in Net Assets from Beneficial Interest Transactions       3,854,505              7,579,896
                                                                                   _____________          _____________
             Total Increase (Decrease) in Net Assets................................  4,880,967              8,148,289
NET ASSETS:
    Beginning of Period...................................................            8,148,289                  __
                                                                                   _____________          _____________
    End of Period.....................................................               $13,029,256          $  8,148,289
                                                                                   =============         ==============
(Undistributed investment income_net)....................................        $       48,267                  __
                                                                                   _____________          _____________
                                                                                       Shares                 Shares
                                                                                   _____________          _____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold...........................................................               400,976             1,107,475
    Shares issued for dividends reinvested................................                  853                  2,521
    Shares redeemed.......................................................            (121,945)               (507,506)
                                                                                   _____________          _____________
        Net Increase (Decrease) in Shares Outstanding.....................              279,884                602,490
                                                                                   =============         ==============

*From April 30, 1996 (commencement of operations) to December 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

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DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                                         Six Months Ended       Year Ended
                                                                                          June 30, 1997        December 31,
PER SHARE DATA:                                                                            (Unaudited)            1996(1)
                                                                                        _________________     _______________
    Net asset value, beginning of period....................................                 $13.52              $12.50
                                                                                             _______            _______
    Investment Operations:
    Investment income_net...................................................                    .05                .05
    Net realized and unrealized gain (loss)
      on investments........................................................                   1.22                1.03
                                                                                             _______            _______
    Total from Investment Operations........................................                   1.27                1.08
                                                                                             _______            _______
    Distributions:
    Dividends from investment income_net....................................                    --                 (.05)
    Dividends from net realized gain on investments.........................                   (.02)               (.01)
                                                                                             _______            _______
    Total Distributions.....................................................                   (.02)               (.06)
                                                                                             _______            _______
    Net asset value, end of period..........................................                 $14.77              $13.52
                                                                                            =======           =========
TOTAL INVESTMENT RETURN.....................................................                  9.29% (2)           8.73% (2,3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                   .60% (2)            .75% (2)
    Ratio of net investment income
      to average net assets.................................................                   .48% (2)            .39% (2)
    Decrease reflected in above expense ratios
      due to undertakings by the Dreyfus Corporation........................                    --                 .19% (2)
    Portfolio Turnover Rate.................................................                 16.28% (2)          35.68% (2)
    Average commission rate paid (4)........................................                  $.0370            $.0412
    Net Assets, end of period (000's Omitted)...............................                 $13,029            $8,148

(1)    From April 30, 1996 (commencement of operations) to December 31, 1996.
(2)    Not annualized.
(3) Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(4) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
SEE NOTES TO FINANCIAL STATEMENTS.
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DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_General:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Company Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500 Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results may differ from those estimates.
NOTE 2_Significant Accounting Policies:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 3_Bank Line of Credit:
    The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. At June 30, 1997, there were no outstanding borrowings under the Facility.
    The average daily amount of borrowings outstanding during the period ended June 30, 1997 was approximately $3,867, with a related weighted average annualized interest rate of 6.21%. The maximum amount borrowed at any time during the period ended June 30, 1997 was $175,000.
NOTE 4_Investment Advisory Fee and Other Transactions With Affiliates:
    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.
    The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended June 30, 1997, $6,919 was charged by Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 5_Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $6,047,951 and $1,535,429, respectively.
    At June 30, 1997, accumulated net unrealized appreciation on investments was $1,499,968, consisting of $1,904,471 gross unrealized appreciation and $404,503 gross unrealized depreciation.
    At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
[Dreyfus lion "d" logo]
Registration Mark
Dreyfus Variable Investment Fund,
Small Company Stock Portfolio
200 Park Avenue
New York, NY 10166
Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            151SA976
[Dreyfus logo]
Registration Mark

Variable
Investment Fund,
SMALL COMPANY
STOCK PORTFOLIO
Semi-Annual
Report
June 30, 1997